Exhibit 10.2

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 15, 2011 (the “Effective Date”), is executed by JPMORGAN CHASE BANK, N.A., a national banking association (“Chase”), SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (“SIOperations”), SUPREME TRUCK BODIES OF CALIFORNIA, INC., a California corporation (“STBCalifornia”), SUPREME NORTHWEST, L.L.C., a Texas limited liability company (“SNorthwest”), SUPREME CORPORATION OF TEXAS, a Texas corporation (“SCTexas”), SUPREME MID-ATLANTIC CORPORATION, a Texas corporation (“SMid-Atlantic”), SUPREME INDUSTRIES, INC., a Delaware corporation (“SIndustries”), and SUPREME/MURPHY TRUCK BODIES, INC., SUPREME INDIANA MANAGEMENT, INC., SUPREME STB, LLC, SC TOWER STRUCTURAL LAMINATING, INC. and SILVER CROWN, LLC (collectively with SIOperations, STBCalifornia, SNorthwest, SCTexas, SMid-Atlantic, and SIndustries, each of the foregoing are referred to in this Amendment as a “Guarantor;” and collectively as the “Guarantors”).  SIOperations, STBCalifornia, SNorthwest, SCTexas, SMid-Atlantic, and SIndustries are each sometimes referred to in this Amendment as a “Borrower” and are collectively referred to in this Amendment as the “Borrowers.”

Recitals

A.                                   The Borrowers, the Guarantors and Chase are parties to an Amended and Restated Credit Agreement, dated as of September 30, 2010, as amended by a First Amendment to Amended and Restated Credit Agreement, dated as of March 24, 2011 and a Second Amendment to Amended and Restated Credit Agreement, dated as of May 12, 2011 (collectively, the “Credit Agreement”).

B.                                     On January 21, 2009, The Armored Group (“TAG”) filed a complaint against subsidiaries of SIndustries (the “Subsidiary Defendants”) alleging breach of oral contract, unjust enrichment, and other claims, including that SIndustries had an obligation to pay TAG a 10% commission on all sales of armored vehicles to the United States Department of State under a contract with the United States Department of State providing for up to $98,000,000 in sales (the “Lawsuit”).  On May 25, 2011, SIndustries, the Subsidiary Defendants and TAG signed a Civil Settlement Agreement under the terms of which this Lawsuit will be dismissed and SIndustries agreed to (i) pay to TAG the cash sum of $1,100,000 (payable $400,000 on or about May 25, 2011, and the balance of $700,000 payable over the next twelve months in the principal amount of $58,333 per month plus interest at a rate of 5.75% per annum); and (ii) issue and deliver to TAG on or about May 25, 2011, 350,000 shares of the SIndustries’ Class A Common Stock and an additional 350,000 shares on January 15, 2012 (the “Settlement”).

C.                                     The Settlement constitutes an Event of Default pursuant to Section 7(u) of the Credit Agreement (the “Existing Default”).

D.                                    The Borrowers request Chase to (a) waive the Existing Default, and (b) increase the maximum amount of the Revolving Commitment by $3,000,000 beginning on June

15, 2011 and ending on the Maturity Date, which increase is requested in lieu of requesting Chase to commit to making the Term Loans B.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, Chase, the Borrowers and the Guarantors agree as follows:

1.                                       Definitions.  Except as otherwise expressly stated in this Amendment, all terms used in this Amendment that are defined in the Credit Agreement and that are not otherwise defined in this Amendment, shall have the same meanings in this Amendment as are ascribed to them in the Credit Agreement.

2.                                       Amendments to the Credit Agreement.  Effective as of the Effective Date, the Credit Agreement is amended as follows:

(a)                                  Amended Definitions.  Section 1.01 of the Credit Agreement is amended so that each of the following defined terms is amended and, as so amended, restated in its entirety to read as follows:

“Revolving Commitment” means the commitment of the Lender to make Revolving Loans, as such commitment may be reduced from time to time pursuant to Section 2.08.  During each time period identified in the table below under the column entitled “Time Period”, the amount of the Revolving Commitment is the amount set forth adjacent to such time period under the column entitled “Revolving Commitment”.

Time Period	Revolving Commitment

Beginning on June 15, 2011 through and including July 14, 2011	$24,280,000

Beginning on July 15, 2011 through and including August 30, 2011	$24,170,000

Beginning on August 31, 2011 and continuing through and including September 29, 2011	$14,560,000 (or if the LC Release shall have occurred, $16,560,000)

Beginning on September 30, 2011 and continuing through and including October 30, 2011	$14,450,000 (or if the LC Release shall have occurred, $16,450,000)

Beginning on October 31, 2011 and continuing through and including November 29, 2011	$14,340,000 (or if the LC Release shall have occurred, $16,340,000)

Beginning on November 30, 2011 and	$14,230,000 (or if the LC Release shall have occurred,

continuing thereafter until the Maturity Date	$16,230,000)

On the Maturity Date and thereafter	zero dollars ($0)

(b)                                 Amendment to Section 8.03(a).  Section 8.03(a) of the Credit Agreement is amended and, as so amended, restated in its entirety to read as follows:

“(a)                            The Borrowers shall pay, within 10 days of demand for payment by the Lender, (i) all reasonable out of pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender (whether outside counsel or the allocated costs of its internal legal department), in connection with the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), the valuation, appraisal, assessment or examination of the Collateral and the Real Estate, (ii) all reasonable out-of-pocket expenses incurred by the Lender in connection with the issuance, amendment, renewal or extension of the Workers Comp Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender (whether outside counsel or the allocated costs of its internal legal department), in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans or Workers Comp Letter of Credit, including all such out-of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or the Workers Comp Letter of Credit.  Expenses reimbursable by the Borrowers under this Section include, without limiting the generality of the foregoing, costs, fees and expenses incurred in connection with:

(i)                                     appraisals and insurance reviews;

(ii)                                  field examinations and the preparation of Reports based on the fees charged by a third party retained by the Lender or the internally allocated fees for each Person employed by the Lender with respect to each field examination;

(iii)                               taxes, fees and other charges for (A) lien and title searches and title insurance and (B) recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Lender’s Liens;

(iv)                              any environmental test, assessment, inspection, report, Phase I or Phase II study on the Real Estate, and all costs, fees, and expenses incurred by the Lender in connection with any action taken in connection with or based on the recommendations of any such environmental test, assessment, inspection, report, Phase I or Phase II study;

(v)                                 sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(vi)                              costs and expenses of preserving and protecting the Collateral.

All of the foregoing costs and expenses may, at the election of the Lender, be charged to the Borrowers as Revolving Loans or charged to a deposit account of the Borrowers, all as described in Section 2.17(c).”

3.                                       Waiver of Existing Default.  Subject to the other terms of this Amendment, including, without limitation, the full satisfaction of all conditions to effectiveness set forth in Section 6 of this Amendment, Chase waives the Existing Default.  The waiver set forth in this Section 3 is a one-time waiver with respect to the Event of Default under Section 7(u) of the Credit Agreement and such waiver applies only to the Settlement.  The waiver set forth in this Section 3 shall not be deemed to be a waiver by Chase of any other Default or Event of Default under the Credit Agreement or any of the Loan Documents, now existing or hereafter occurring, including any further Event of Default under Section 7(u) of the Credit Agreement.

4.                                       Representations and Warranties.  Each Borrower represents and warrants to Chase as follows:

(a)                                  (i)                                     The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by such Borrower have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to such Borrower, or its articles of incorporation/organization or by-laws/operating agreement, or result in a breach of or constitute a default under any material agreement, lease or instrument to which such Borrower is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by such Borrower of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by such Borrower are the legal, valid and binding obligations of such Borrower, as a signatory thereto, and enforceable against such Borrower in accordance with the terms thereof.

(b)                                 Other than the Existing Default, no Default or Event of Default exists as of the Effective Date under the Credit Agreement or any of the other Loan Documents.

(c)                                  The representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(d)                                 The Borrowers acknowledge and agree that Chase has not made, has no obligation to make and will not make the Term Loans B.  The Borrowers, for various reasons, decided not to continue their request that Chase commit to make the Terms Loans B, and, instead of making the Term Loans B, the Borrowers requested that Chase amend and increase the Revolving Commitment as set forth in this Amendment.

5.                                       Consent and Representations of the Guarantors.  Each Guarantor covenants, represents and warrants to Chase as follows:

(a)                                  such Guarantor, by its execution of this Amendment, expressly consents to the execution, delivery and performance by the Borrowers, the other Guarantors and Chase of this Amendment and all agreements, instruments and documents to be delivered pursuant hereto;

(b)                                 such Guarantor agrees that neither the provisions of this Amendment nor any action taken or not taken in accordance with the terms of this Amendment shall constitute a termination, extinguishment, release, or discharge of any of such Guarantor’s obligations under its respective guaranty in Article IX of the Credit Agreement (each of such Guarantors respective guaranty, as the same has been and may hereafter be amended and/or restated from time to time and at any time, being called a “Guaranty”) or provide a defense, set-off, or counterclaim to it with respect to any of such Guarantor’s obligations under its Guaranty or any other Loan Documents;

(c)                                  such Guarantor’s Guaranty is in full force and effect and is a valid and binding obligation of such Guarantor; and

(d)                                 this Amendment is the legal, valid, and binding obligation of such Guarantor, and enforceable against such Guarantor in accordance with its terms.

6.                                       Effectiveness.  This Amendment is not effective until it shall have been executed and delivered by the Borrowers and the Guarantors to Chase and executed by Chase.

7.                                       Additional Covenants.  To the extent not paid on the Effective Date, SIOperations shall pay all costs, fees and expenses incurred by Chase in connection with the review of the Settlement and the negotiation, preparation and closing of this Amendment and the other documents, instruments and agreements to be executed and delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels LLP, special counsel to Chase and the reasonable fees and out-of-pocket expenses of LS Associates, LLC, financial consultant to Chase.  Failure by the Borrowers to pay in full such fees, costs, and expenses within 10 days of the delivery by Chase to the Borrowers of an invoice for payment for all or any portion of such fees, costs, premiums, and expenses shall be an Event of Default under the Credit Agreement.  The covenants and agreements of the Borrowers in this Section 7 are in addition to, and not in lieu of, any covenants and agreements of the Borrowers in the Credit Agreement or the other Loan Documents.

8.                                       Release.  EACH BORROWER AND GUARANTOR (EACH INDIVIDUALLY REFERRED TO AS AN “OBLIGOR” AND COLLECTIVELY REFERRED TO AS THE “OBLIGORS”), FOR THEMSELVES AND THEIR RESPECTIVE LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASING PARTIES”), JOINTLY AND SEVERALLY RELEASES AND DISCHARGES CHASE AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, LEGAL REPRESENTATIVES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS,

DAMAGES, CAUSES OF ACTION, AND AFFIRMATIVE DEFENSES WHICH ANY OF THE RELEASING PARTIES HAS ASSERTED OR CLAIMED OR MIGHT NOW OR HEREAFTER ASSERT OR CLAIM AGAINST ALL OR ANY OF THE RELEASED PARTIES, WHETHER KNOWN OR UNKNOWN, ARISING OUT OF, RELATED TO OR IN ANY WAY CONNECTED WITH OR BASED UPON ANY ACT, OMISSION, CIRCUMSTANCE, AGREEMENT, LOAN, EXTENSION OF CREDIT, TRANSACTION, TRANSFER, PAYMENT, EVENT, ACTION, OR OCCURRENCE RELATED TO THE LIABILITIES, THE LOAN DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED THEREBY BETWEEN OR INVOLVING ANY OBLIGOR OR ANY OF THE PROPERTY OF ANY OBLIGOR, AND ALL OR ANY OF THE RELEASED PARTIES AND WHICH WAS MADE OR EXTENDED OR WHICH OCCURRED AT ANY TIME OR TIMES PRIOR TO THE EFFECTIVE DATE.

9.                                       Binding on Successors and Assigns.  All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

10.                                 Governing Law; Entire Agreement; Survival; Miscellaneous.  This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to its choice or conflicts of laws principles.  This Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written.  All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.

11.                                 Amendment of Other Documents.  All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement and the SIO Security Agreements, as modified and amended by this Amendment and as any of them may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time.  The other Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement and the SIO Security Agreement, as modified by this Amendment.  Except as otherwise expressly provided in this Amendment, all of the terms and provisions of the Credit Agreement, the SIO Security Agreements and the other Loan Documents, as modified and amended by this Amendment, remain in full force and effect and fully binding on the parties thereto and their respective successors and assigns.

12.                                 Further Assurances.  The Borrowers and the Guarantors shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of Chase to carry out the provisions and purposes of this Amendment.

13.                                 Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.  In the event any party executes and delivers this Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this Amendment; (ii) the facsimile of this Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this Amendment shall constitute an original of and best evidence of this Amendment.

14.                                 Recitals Incorporated.  Chase, the Borrowers and the Guarantors agree that the Recitals set forth in this Amendment are true and correct.

[signatures on following 1 page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

SUPREME INDUSTRIES, INC.		SUPREME INDIANA OPERATIONS, INC.
As a Borrower and a Guarantor		As a Borrower and a Guarantor

By:	/s/ Kim Korth	By:	/s/ Kim Korth
	Kim Korth, President		Kim Korth, President

SUPREME MID-ATLANTIC CORPORATION		SUPREME TRUCK BODIES OF
As a Borrower and a Guarantor		CALIFORNIA, INC.
As a Borrower and a Guarantor

By:	/s/ Kim Korth	By:	/s/ Kim Korth
	Kim Korth, President		Kim Korth, President

SUPREME CORPORATION OF TEXAS		SUPREME NORTHWEST, L.L.C.
As a Borrower and a Guarantor		As a Borrower and a Guarantor

By:	/s/ Kim Korth	By:	/s/ Kim Korth
	Kim Korth, President		Kim Korth, President

SUPREME INDIANA MANAGEMENT, INC.		SC TOWER STRUCTURAL LAMINATING, INC.
As a Guarantor		As a Guarantor

By:	/s/ Kim Korth	By:	/s/ Kim Korth
	Kim Korth, President		Kim Korth, President

SUPREME MURPHY TRUCK BODIES, INC.		SUPREME STB, LLC
As a Guarantor		As a Guarantor

By:	/s/ Kim Korth	By:	/s/ Herbert M. Gardner
	Kim Korth, President		Herbert M. Gardner, President

JPMORGAN CHASE BANK, N.A.		SILVER CROWN, LLC
As the Lender		As a Guarantor

By:	/s/ Michael E. Lewis	By:	/s/ Kim Korth
	Michael E. Lewis, Senior Vice President		Kim Korth, President